Intrexon Crop Protection May 4, 2016 Exhibit 99.2

Safe Harbor Safe Harbor Statement Some of the statements made in this presentation are forward-looking statements that involve a number of risks and uncertainties and are made pursuant to the Safe harbor Provisions of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements are based upon Intrexon’s current expectations and projections about future events and generally relate to Intrexon’s plans, objectives and expectations for the development of Intrexon’s business.  Although management believes that the plans and objectives reflected in or suggested by these forward-looking statements are reasonable, all forward-looking statements involve risks and uncertainties and actual future results may be materially different from the plans, objectives and expectations expressed in this presentation. These risks and uncertainties include, but are not limited to, (i) Intrexon’s current and future ECCs and joint ventures; (ii) Intrexon’s ability to successfully enter new markets or develop additional products, whether with its collaborators or independently; (iii) actual or anticipated variations in Intrexon’s operating results; (iv) actual or anticipated fluctuations in Intrexon’s competitors’ or its collaborators’ operating results or changes in their respective growth rates; (v) Intrexon’s cash position; (vi) market conditions in Intrexon’s industry; (vii) Intrexon’s ability, and the ability of its collaborators, to protect Intrexon’s intellectual property and other proprietary rights and technologies; (viii) Intrexon’s ability, and the ability of its collaborators, to adapt to changes in laws or regulations and policies; (ix) the rate and degree of market acceptance of any products developed by a collaborator under an ECC or through a joint venture; (x) Intrexon’s ability to retain and recruit key personnel; (xi) Intrexon’s expectations related to the use of proceeds from its public offerings and other financing efforts; (xii) Intrexon’s estimates regarding expenses, future revenue, capital requirements and needs for additional financing; and (xiii) Intrexon’s expectations relating to its subsidiaries and other affiliates. For a discussion of other risks and uncertainties, and other important factors, any of which could cause Intrexon’s actual results to differ from those contained in the forward-looking statements, see the section entitled ”Risk Factors“ in Intrexon’s Annual Report on Form 10-K, as well as discussions of potential risks, uncertainties, and other important factors in Intrexon’s subsequent filings with the Securities and Exchange Commission. All information in this presentation is as of the date of the release, and Intrexon undertakes no duty to update this information unless required by law. © 2016 Intrexon Corp. All rights reserved. Intrexon Corporation is sharing the following materials for informational purposes only. Such materials do not constitute an offer to sell or the solicitation of an offer to buy any securities of Intrexon. Any offer and sale of Intrexon’s securities will be made, if at all, only upon the registration and qualification of such securities under all applicable federal and state securities laws or pursuant to an exemption from such requirements. The attached information has been prepared in good faith by Intrexon. However, Intrexon makes no representations or warranties as to the completeness or accuracy of any such information. Any representations or warranties as to Intrexon shall be limited exclusively to any agreements that may be entered into by Intrexon and to such representations and warranties as may arise under law upon distribution of any prospectus or similar offering document by Intrexon.

Intrexon Crop Protection (“ICP”) provides new and effective solutions for biological control of agricultural pests by employing a multifaceted approach that includes the Oxitec and ActoBiotics® platforms Oxitec’s diverse self-limiting gene platform Pipeline of 6 self-limiting insect targets in development The ActoBiotics® platform for expression of targeted biological pesticides Pipeline of 8 pest targets for both large acre row crops and high value specialty crops (fruits and vegetables) Competitive advantages of ICP products Precise pest control with limited off-target environmental impact and low residue Potential for superior efficacy and avoidance of insect resistance Capable and experienced leadership and team with continued Intrexon support President Sekhar Boddupalli, Intrexon’s current AgBio Division Head Growing and dedicated team of employees Ability to manage and navigate evolving regulatory processes Continued utilization of Intrexon’s resources, including Oxitec (England), ActoBiotics® (Belgium) and Intrexon Labs Hungary Overview of Intrexon Crop Protection (ICP)

As a stand-alone business, ICP is focused on the discovery, development and commercialization of targeted biological crop protection solutions, allowing ICP to: Establish itself as a biological crop protection solution company and emerging leader in the field Align product candidates under a single roof and management team to capitalize on regulatory, manufacturing, developmental and commercialization efficiencies Enhance value for global crop producers and consumers through creation of a suite of pest control solutions Allocate capital and resources to both Oxitec’s self-limiting insect and Intrexon’s ActoBiotics® platforms to commercialize and drive innovation Expand upon existing and further develop new collaborations Strategic Business Rationale

While the crop protection market continues to grow at more than 5% annually, current conventional insecticides and fungicides are losing value due to increased pest resistance and off-target environmental effects Large Opportunities in Agricultural Insect and Fungal Control > $20 Billion Spent Annually on Conventional Fungicides > $10 Billion Spent Annually on Insecticides 10% - 16% Global Food Production Lost to Insect Crop Damage 125 MT Global Production Lost in Major Crops to Fungal Pathogens Current Market Need for New Products Significant portion of GM crops are reliant on Bt, yet insects are developing resistance Several pests are major threats to the biodiversity of crops such as citrus, banana and others

ICP's Demonstrated Self-Limiting Insect Technology

Oxitec's self-limiting platform has shown efficacy in pests in agriculture applications

- Successful published field trials in USA and Morocco, including data in Bt-resistant Diamondback Moth and Medfly
- 10+ years of platform development
- Self-limiting platform prevents offspring from developing into reproductive adults, resulting in population suppression

Diamondback Moth



% control of diamondback moth
100
80
60
40
20
0
Larvae 40% Bt-resistant
Larvae 90% Bt-resistant
Bt
Bt
No Bt + Standard Rate of Oxitec moths
Bt + Low Rate of Oxitec moths
BT crop without Oxitec moths

Oxitec/Cornell University glasshouse cage trials, diamondback moth
Harvey-Samuel et al. 2015 BMC Biology

Medfly

Mango – Oxitec Medfly



Mango – Control



Netted field trials, Oxitec medfly vs chemical treatment, Morocco, 2015

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© 2016 Intrexon Corp. All rights reserved.

INTREXON®

Products Crop R&D Phase I trial (Efficacy/ safety) Phase II trial (Efficacy) Pilot commercial trial Registration Medfly Hard Fruit Diamondback Moth Brassica Pink Bollworm Cotton D. Suzukii Soft Fruit Olive Fly Olives Confidential Target ICP’s Current Self-Limiting Insect Pipeline Morocco Australia/Brazil USA ICP’s pipeline of self-limiting insects covers a multitude of end markets with multiple assets poised for continued development and value inflection in the next 3-5 years

Intrexon’s ActoBiotics® Platform Intrexon’s ActoBiotics® platform enables a novel approach to targeted pest control ActoBiotics® platform utilizes Lactococcus lactis, an eco-friendly GRAS microbe that demonstrates the ability to uniquely deliver active molecules such as peptides and nucleic acids ICP’s proof-of-concept studies indicate targeted activity of dsRNA against pests Designed to avoid off-target effects as well as improve efficacy of conventional pesticide applications Pipeline includes 8 pest targets with broad market potential Downy Mildew Lettuce Basil Fusarium Wilt Banana Wheat

ICP Team and Facility The ICP team is led by President Sekhar Boddupalli and a group of experienced colleagues with a track record of success President Sekhar Boddupalli 20+ years of R&D experience in biotechnology, consumer products, and drug discovery 24 peer reviewed publications and 35 patents Former Global Consumer R&D lead for Monsanto Vegetable Seeds Division ICP Facilities and Resources Dedicated and growing team of employees Facility in Davis, CA Continued utilization of Intrexon’s scientific and operational resources